PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 10
PGIM Jennison Equity Income Fund

Supplement dated July 1, 2019 to the Currently Effective Statement of Additional Information

Effective as of July 1, 2019, the Fund’s Manager, PGIM Investments LLC (PGIM Investments), has agreed to contractually reduce its management fee rate.  To reflect this change, effective as of July 1, 2019, the management fee rate appearing for PGIM Investments in Part I of the Statement of Additional Information is hereby deleted, and the following new management fee rate is substituted:

0.745% of average daily net assets up to $500 million;
0.730% of average daily net assets over $500 million to $1 billion;
0.625% of average daily net assets over $1 billion to $2.5 billion;
0.600% of average daily net assets over $2.5 billion to $7.5 billion;
0.580% of average daily net assets over $7.5 billion to $10 billion;
0.560% of average daily net assets over $10 billion

Also, effective as of July 1, 2019, the Fund’s subadviser, Jennison Associates LLC, has agreed to contractually reduce its subadvisory fee rate.  To reflect this change, effective as of July 1, 2019, the subdavisory fee rate appearing for Jennison Associates LLC in Part I of the Statement of Additional Information is hereby deleted, and the following new subadvisory fee rate is substituted:

0.370% of average daily net assets up to $500 million;
0.350% of average daily net assets over $500 million to $1 billion;
0.305% of average daily net assets over $1 billion to $3 billion;
0.290% of average daily net assets over $3 billion to $5 billion;
0.280% of average daily net assets over $5 billion

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